                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002
                                                           ------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


          Delaware                        333-76801               52-1495132
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(State or otherjurisdiction       (CommissionFile Number)      (IRS Employer
     ofincorporation)                                        Identification No.)


        343 Thornall Street Edison, NJ                              08837
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   (Address of principal executive offices)                        Zip Code

           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2002-S7 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
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(99.1)                                      Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION

Date: May 30, 2002


                                        By:      /s/ Eileen A. Lindblom
                                                 ----------------------
                                        Name:    Eileen A. Lindblom
                                        Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
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(99.1)                      Legal Opinion                         6